Exhibit 24

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2004, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 19th day of August, 2004.

/s/ Carl G. Anderson, Jr.
Carl G. Anderson, Jr.
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2004, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 19th day of August, 2004.

/s/ J. Michael Fitzpatrick
J. Michael Fitzpatrick
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2004, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 19th day of August, 2004.

/s/ Marillyn A. Hewson
Marillyn A. Hewson
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form l0-K, for the year ended June 30, 2004, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 19th day of August, 2004.

/s/ Martin Inglis
Martin Inglis
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2004, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 19th day of August, 2004.

/s/ Robert N. Pokelwaldt
Robert N. Pokelwaldt
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2004, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 19th day of August, 2004.

/s/ Gregory A. Pratt
Gregory A. Pratt
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2004, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 19th day of August, 2004.

/s/ Peter N. Stephans
Peter N. Stephans
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2004, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 19th day of August, 2004.

/s/ Kathryn C. Turner
Kathryn C. Turner
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2004, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 19th day of August, 2004.

/s/ Stephen M. Ward, Jr.
Stephen M. Ward, Jr.
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in her capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them her true and lawful attorneys to execute in her name, place and stead, in her capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2004, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 19th day of August, 2004.

/s/ Kenneth L. Wolfe
Kenneth L. Wolfe
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2004, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 19th day of August, 2004.

/s/ Robert J. Torcolini
Robert J. Torcolini